Exhibit 10.167

FORM OF
FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made this 31st day of October, 2001, by and among Display Technologies, Inc., a Nevada corporation (“Display” or “Parent”), Don Bell Industries, Inc., a Florida corporation (“Don Bell”); J. M. Stewart Manufacturing, Inc., a Florida corporation (“Stewart Manufacturing”); J. M. Stewart Corporation, a Florida corporation (“Stewart Corporation”); J. M. Stewart Industries, Inc., a Florida corporation (“Stewart Industries”); Vision Trust Marketing, Inc., a Florida corporation (“VisionTrust”); and Lockwood Sign Group, Inc., a Florida corporation (“Lockwood”) (jointly and severally, along with AmeriVision Outdoor, Inc., the “Borrower”); and SouthTrust Bank, an Alabama banking corporation formerly doing business as SouthTrust Bank, National Association, with its principal office in Birmingham, Alabama (“Bank”), and amends the Loan and Security Agreement by and among the Borrower and the Bank, among others, dated as of January 17, 2001, (as amended, the “Loan Agreement”) as amended by the Amendment to Loan and Security Agreement and Promissory Notes dated June 29, 2001, as further amended by the Second Amendment to Loan and Security Agreement and Promissory Notes dated July 13, 2001 as further amended by the Third Amendment to Loan and Security Agreement and Promissory Notes dated July 31, 2001, as further amended by the Fourth Amendment to Loan and Security Agreement dated August 3, 2001 (the “Fourth Amendment”).

R E C I T A L S:

A.      The Borrower and the Bank are parties to the Loan Agreement. Pursuant to the terms of the Loan Agreement, the Loans are scheduled to mature on November 3, 2001 (the “Existing Maturity Date”), unless earlier accelerated pursuant to the terms of the Loan Agreement.

B.      The Borrower has requested that the Bank agree to a modification of the Loan Agreement and the Loan Documents to provide for an extension of the scheduled maturity of the Loans until January 31, 2002, in order to provide the Borrower with additional time within which to negotiate and close sales of the Borrower’s businesses and assets on a going concern basis. The Bank is willing to agree to such modification of the Loan Agreement and the Loan Documents and such extension of the scheduled maturity date, but only upon the terms and conditions set forth herein.

NOW, THEREFORE, Bank and Borrower agree as follows:

1.      Defined Terms.

a.      Capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Loan Agreement unless specifically modified or superseded hereby.

b.      The term “Agreement,” as used in the Loan Agreement, shall mean the Loan Agreement as modified hereby.

c.      The term “Maturity Date” is amended to mean January 31, 2002, or any earlier date on which the Revolving Loan becomes due and payable.

2.      Term Loan. Section 2.2(b) of the Loan Agreement, as amended by Section 7 of the Fourth Amendment, is hereby amended by deleting the phrase “November 3, 2001” and replacing it with the phrase “January 31, 2002.”

3.      Reaffirmation of Representations and Warranties in Loan Documents.  Except for the representations in section 5.4, 5.6, 5.11, 5.12, 5.13 and 5.17 of the Loan Agreement, the Borrower hereby ratifies and reaffirms each of the representations and warranties made to the Bank in Article V of the Loan Agreement and all the representations and warranties made in the Fourth Amendment, and avers that such representations and warranties remain true and correct as of the date of this Agreement.

4.      Reaffirmation of Covenants.  The Borrower hereby ratifies and reaffirms each of its covenants made in the Loan Documents, including, without limitation, the covenants made in the Fourth Amendment, and further ratifies and reaffirms his, her or its obligation to and agreement with the Bank to perform such covenants for the benefit of the Bank.

5.      Consent to Relief from Stay.  The Borrower hereby agrees that, in consideration of the recitals, waivers, and mutual covenants contained herein, and for other good and valuable consideration, including the amendment hereby, the Loan Agreement and the other Loan Documents, the receipt and sufficiency of which are hereby acknowledged, in the event any of the Borrower (by its own action, or the action of any other persons) shall, on or before the date Bank is paid in full on the indebtedness as evidenced by the Loan Agreement and the other Loan Documents, file with a bankruptcy court of competent jurisdiction or be the subject of any petition for relief under Title 11 of the U.S. Code (the “Bankruptcy Code”), as amended, or any otherwise applicable law of any jurisdiction, be the subject of any order for relief issued under the Bankruptcy Code, file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors, have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, liquidator, be the subject of any order, judgment or decree entered by any court or competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, Bank shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Bank as provided in the Loan Agreement and the other Loan Documents, as hereby amended, and as otherwise provided by law, including, without limitation, its right to foreclose upon and repossess the Collateral, and each of the Borrowers hereby waives the benefits of such automatic stay and consents and agrees to raise no objection to any request made by Bank for such relief.

6.      Release.  Each of the Borrowers hereby releases, acquits, and forever discharges Bank, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Bank, and the Bank’s participant in the Revolving Loan, The Banker’s Bank (the “Participant”), and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of the Participant, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which any of the Borrowers may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Bank or Participant, existing or occurring prior to the date of this Agreement or any instrument executed prior to the date of this Agreement including, without limitation, any claims, liabilities or obligations arising with respect to the Loan Agreement or any of the Loan Documents. The provisions of this section shall be binding upon each of the Borrowers, and their respective successors and assigns, and shall inure to the benefit of Bank, the Participant, and their respective successors and assigns.

7.      WAIVER OF RIGHT TO TRIAL BY JURY.  BORROWER AND BANK HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY’S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AND BANK AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BV JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

8.      Miscellaneous.

a.      Scope of Agreement.  Except as expressly modified by this Agreement, the provisions of the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents shall remain in full force and effect. Nothing contained in this Agreement shall be construed to impair the security of the Bank under the Loan Agreement, the Revolving Note, the Term Note, and

other Loan Documents , nor affect or impair any rights or powers that the Bank may have under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents in case of the Borrower’s nonperformance of the terms, provisions and covenants contained in this Agreement or in the case of the occurrence of an Event of Default other than the Events of Default specified in the recitals to the Loan Agreement. All agreements of and undertakings by the Borrower pursuant to this Agreement are intended to be cumulative with any other agreements or undertakings by the Borrower under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents and are not intended to limit the generality of any such agreement or undertaking. The Borrower hereby ratifies and confirms the validity and effectiveness of the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents as modified by this Agreement. This Agreement constitutes the entire agreement of the parties and may only be amended pursuant to a writing signed by all of the parties hereto.

b.      No Waiver.  This Agreement is not intended to operate as, and shall not be construed as, a waiver of any Event of Default, whether known to Bank or unknown, as to which all rights of Bank shall remain reserved.

c.      Governing Law. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Alabama, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.

d.      Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

e.      Binding Nature.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

f.      Captions.  The captions to the sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Agreement.

g.      Time of the Essence.  Time is of the essence under this Agreement.

h.      No Release of Borrower.  Nothing herein is, or shall be construed as, a release of any of the obligations and liabilities of any of the Borrowers (including, without limitation, AmeriVision Outdoor, Inc., which is presently in chapter 11 bankruptcy and, therefore, is not a signatory to this Agreement), to the Bank under the Loan Agreement, the Revolving Note, the Term Note, and other Loan Documents, as the same are amended hereby, or of any of the Collateral securing the Borrower’s obligations to the Bank.

i.      Further Documents.  Each of the Borrowers agrees to execute and deliver, or cause to be executed and delivered, to Bank from time to time such additional confirmatory or supplementary agreements, notices or other documents, instruments or agreements as Bank may, in its sole discretion, request which are in Bank’s judgment necessary or desirable to obtain for Bank the benefit of this Agreement.

j.      Interpretation.  This Agreement shall be construed to liberally effectuate the rights and remedies of the parties hereto as expressed herein, and neither such principle of interpretation nor the express language of this Agreement shall be impaired or adversely affected by any instruments and documents executed in connection herewith. The deletion of any provision from a prior draft of this Agreement shall not and shall not be deemed to constitute (and shall not be used as) evidence of any fact or interpretation, since the parties may disagree as to the meaning and effect of such a deletion, as no prior draft of this Agreement shall be admissible as evidence of the meaning of this Agreement. Should any provision of this Agreement, the Loan Agreement, or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation hereof and of the Loan Agreement and other Loan Documents.

k.      No Course of Conduct.  At no time shall the prior or subsequent course of conduct by any of the Borrowers or Bank directly or indirectly limit, impair or otherwise adversely affect any of the parties’ rights or remedies in connection with this or any of the instruments and documents executed in connection herewith, since the parties hereto agree that this Agreement shall only be amended by written instruments executed by the parties, as provided herein.

l.      No Third Parties Benefitted. This Agreement is made and entered into for the protection and benefit of the parties hereto, the Participant, and their respective successors and assigns, and no other person or entity shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement, the Loan Agreement, or any of the other Loan Documents.

m.      No Further Commitment.  Without limiting the foregoing, each of the Borrowers expressly acknowledges that (i) the Bank has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to, or affecting, financing for any time beyond the end of the Forbearance Period, and (ii) the Bank has made no commitment with respect to, and there is no understanding, explicit or implicit, relating to or affecting the terms of any further restructure or workout of the Loans other than as expressly provided in this Agreement.

n.      Limited Relationships.  Neither Bank nor any representative of Bank at any time has agreed or consented to being an agent, principal, business associate or participant, joint venturer, partner or alter ego of any of the Borrowers or any of their affiliates, and no such relationship is contemplated. No person except employees of the Bank and the Bank’s counsel has at any time been directly or indirectly authorized by the Bank to directly or indirectly represent, speak or act for or on behalf of the Bank with respect to any matter whatsoever related to, arising out of or connected with this Agreement or any other matter or contract.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.

BORROWER:

DISPLAY TECHNOLOGIES, INC.,
a Nevada corporation

By: Bill Lunsford
Its:

DON BELL INDUSTRIES, INC.,
a Florida corporation

By: Bill Lunsford
Its:

J. M. STEWART MANUFACTURING, INC.,
a Florida corporation

By: Bill Lunsford
Its:

J. M. STEWART CORPORATION,
a Florida corporation

By: Bill Lunsford
Its:

J. M. STEWART INDUSTRIES, INC.,
a Florida corporation

By: Bill Lunsford
Its:

VISION TRUST MARKETING, INC.,
a Florida corporation

By: Bill Lunsford
Its:

LOCKWOOD SIGN GROUP, INC.
a Florida corporation

By: Bill Lunsford
Its:

BANK:

SOUTHTRUST BANK

By:
Its:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Display Technologies, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of DON BELL INDUSTRIES, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Manufacturing, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Corporation is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                    :
_________________ COUNTY                 )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of J. M. Stewart Industries, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Vision Trust Marketing, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF _________________                )
                                                                     :
_________________ COUNTY                  )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of Lockwood Sign Group, Inc. is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires:

STATE OF ALABAMA                          )
                                                                 :
JEFFERSON COUNTY                          )

I, the undersigned, a notary public in and for said county in said state, hereby certify that , whose name as _______________ of SouthTrust Bank is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, in his capacity as such _______________, executed the same voluntarily on the day the same bears date.

Given under my hand and official seal this               day of                    , 2001.

Notary Public

[NOTARIAL SEAL]	My commission expires: